UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1.	Investment Company Act File Number: 811- 23904

Date of Notification: September 1, 2026

2. Exact name of investment company as specified in registration statement: AMG Pantheon Credit Solutions Fund

3. Address of principal executive office: (number, street, city, state, zip code)

680 Washington Boulevard, Suite 500

Stamford, CT 06901

4. Check one of the following:

A. ☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3

B. ☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. ☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a

discretionary	repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer

AMG Pantheon Credit Solutions Fund

SHAREHOLDER REPURCHASE OFFER NOTICE

September 1, 2026

Dear AMG Pantheon Credit Solutions Fund Shareholder:

AMG Pantheon Credit Solutions Fund (the “Fund”) is a closed-end interval fund that makes quarterly offers to repurchase a portion of its outstanding shares at net asset value (“NAV”) per share. These quarterly repurchase offers provide shareholders with some liquidity. Prior to each quarterly repurchase offer, the Fund is required to send notification of the repurchase offer to all of its shareholders. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only at the time of the regularly scheduled quarterly repurchase offer.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you are interested in tendering your shares for repurchase, please first determine whether you own your shares at an account at a broker-dealer or other intermediary (an “Authorized Intermediary”) or directly through BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”). If you are unsure, please check your most recent account statement. If your account statement is from the Transfer Agent and includes the AMG logo, please follow the instructions set forth herein and return the enclosed form in order to submit a repurchase request. If your account statement is from an Authorized Intermediary, please contact your Authorized Intermediary for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the Repurchase Offer Terms attached. Alternatively, if another person, such as an investment adviser, has authority to act on your behalf, please contact such person.

The Fund’s September 2026 repurchase offer begins on September 1, 2026 and ends at 4:00 p.m. (ET) on September 30, 2026 (the “Repurchase Request Deadline”).

Because the Fund is a closed-end interval fund, it is legally permitted to repurchase only a specified portion of its outstanding shares on any repurchase date. Therefore, there can be no assurance that the Fund will be able to repurchase all the shares that you tender even if you tender all the shares that you own. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request. Consult your financial representative for more information. Please remember that you are not obligated to do anything with your shares at this time.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your Authorized Intermediary fails to submit the required information to the Transfer Agent or to take any other required action on or before 4:00 p.m. (ET) on September 30, 2026, the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

Please refer to the Fund’s Prospectus and Statement of Additional Information, as well as the enclosed Repurchase Offer Terms, for more details. You may, of course, elect to keep your Fund shares at this time, in which case you may disregard this notice and the attached forms. If you have any questions and you hold your shares through an Authorized Intermediary, please contact your Authorized Intermediary or, if applicable, your investment adviser. If you do not hold your shares through an Authorized Intermediary, a service representative at the Transfer Agent is available by calling (800) 548-4539. This Repurchase Offer Notice can also be found online at https://wealth.amg.com/literature.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Regards,

AMG Pantheon Credit Solutions Fund

Repurchase Offer Terms

Repurchase Request Deadline:	4:00 p.m. (ET) on September 30, 2026
Repurchase Pricing Date:	September 30, 2026

1. The Offer. AMG Pantheon Credit Solutions Fund (the “Fund”) is offering to repurchase for cash up to five percent (5.0%) of the aggregate of its shares (“Shares”) that are issued and outstanding on the Repurchase Request Deadline at a price equal to the net asset value (“NAV” or “Net Asset Value”) determined as of the close of the New York Stock Exchange (the “Exchange”) on the Repurchase Pricing Date, upon the terms and conditions set forth in (i) this AMG Pantheon Credit Solutions Fund Shareholder Repurchase Offer Notice, (ii) the Fund’s Prospectus, and, (iii) if you hold your Shares directly through BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), the enclosed Repurchase Request Form. Collectively, those documents constitute the “Offer.” The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2. Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on September 1, 2026 and ends at 4:00 p.m. (ET) on September 30, 2026 (the “Repurchase Request Deadline”). All requests for repurchase must be received in proper form by the Transfer Agent, or, if you hold your Shares through a broker-dealer or other intermediary (an “Authorized Intermediary”), your Authorized Intermediary, on or after September 1, 2026 and before the Repurchase Request Deadline. Certain Authorized Intermediaries, including custodians and clearing platforms, may require additional information and may set times on or prior to the Repurchase Request Deadline by which they must receive all documentation they require. If you are unsure of the operational procedures of your Authorized Intermediary, please contact your Authorized Intermediary or investment adviser as far in advance of the Repurchase Request Deadline as possible.

The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted to the Transfer Agent in good order by the Repurchase Request Deadline, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Intermediary will submit your repurchase request, you should submit your request to the Authorized Intermediary in the form requested by the Authorized Intermediary sufficiently in advance of the Repurchase Request Deadline to allow the Authorized Intermediary to submit the request to the Fund’s Transfer Agent. If your Authorized Intermediary is unable or fails to submit your request to the Fund’s Transfer Agent in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

By entering (or having entered on your behalf) a sell order prior to the Repurchase Request Deadline or, if applicable, by timely submission of a complete Repurchase Request Form to the Transfer Agent, you waive any right to receive any notice of the acceptance of your tender.

3. Repurchase Pricing Date. The date on which the Fund’s Net Asset Value applicable to the Offer is determined (the “Repurchase Pricing Date”) will be September 30, 2026, the same date as the Repurchase Request Deadline, except as otherwise described in this paragraph. Under certain circumstances, the Repurchase Pricing Date could occur as late as the fourteenth calendar day after the Repurchase Request Deadline (or the next business day if such fourteenth calendar day is not a business day), in which case there is a risk that the Fund’s Net Asset Value per Share may fluctuate between those dates.

If your repurchase request is submitted prior to the Repurchase Pricing Date, the Net Asset Value determined on the Repurchase Pricing Date may be higher or lower than the date on which you submit a repurchase request. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date. On August 25, 2026, the Net Asset Values per Share of the Fund were: $10.67 for Class S shares, $10.55 for Class I shares, and $10.56 for Class M shares. Please call the Transfer Agent at (800) 548-4539 for current NAV information.

4. Payment for Shares Repurchased. The Fund expects to distribute repurchase proceeds in cash to shareholders no later than seven calendar days after the Repurchase Pricing Date.

5. Transaction Fee. Your Authorized Intermediary may charge a transaction fee in connection with submitting a repurchase request.

6. Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more Shares than the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional 2.00% of the number of Shares that are outstanding on the Repurchase Request Deadline.

If the number of Shares tendered for repurchase exceeds the number of Shares the Fund is offering to repurchase, including, when applicable, the additional up to 2.00% of Shares described in the immediately preceding sentence, the Fund is generally required by law to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment so tendered, in which case any Shares tendered by you that are not repurchased would remain in your account. You would have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of Net Asset Value fluctuations during that period. You would need to submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

Under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in the Offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. Shareholders who wish to request such treatment should instruct their Authorized Intermediary or investment adviser, or, if they hold their Shares directly through the Transfer Agent, the Transfer Agent to indicate to the Fund that they are eligible for such treatment.

A service representative at the Transfer Agent is available by calling (800) 548-4539.

7. Withdrawal or Modification of Number of Shares to be Repurchased. If you hold your Shares directly through the Transfer Agent, Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Repurchase Request Deadline. Direct shareholders seeking to modify or withdraw their tender of Shares must send to the Transfer Agent, at the email address or fax number noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be retendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call a shareholder representative at the Transfer Agent at (800) 548-4539. If your Shares are held for you by an Authorized Intermediary and you wish to modify or withdraw any instructions to your Authorized Intermediary to effect a repurchase request, please consult your Authorized Intermediary or, if applicable, your investment adviser.

8. Suspension or Postponement of Repurchase Offer. The Board of Trustees of AMG Pantheon Credit Solutions Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

a)

during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

b)

during any period in which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the Net Asset Value of Fund Shares; or

c)	if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”); or

d)	during other periods as the Securities and Exchange Commission permits the suspension or postponement of repurchase offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

9. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of certain U.S. federal income tax consequences of the purchase of Shares by the Fund pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date hereof, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below, and the Fund has not obtained, nor does the Fund intend to obtain, a ruling from the IRS or an opinion of counsel with respect to any of the consequences described below. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-advantaged retirement plans and foreign shareholders (as defined below). Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information and should consult their tax advisers regarding the specific tax consequences to them of participating in the Offer, including potential U.S. federal, state and local and non-U.S. tax consequences, as well as any applicable transfer taxes.

As used herein, the term “U.S. shareholder” refers to a shareholder who is (i) a citizen or resident of the United States, (ii) a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of the source of such income, or (iv) a trust if (x) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (y) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Shares, the tax treatment of an owner of such an entity or arrangement generally will depend on the status of the owner and the activities of the entity or arrangement. The term “foreign shareholder” refers to a shareholder who is not a U.S. shareholder.

Sale or Exchange of Shares. A repurchase of Shares pursuant to the Offer generally will be treated as a sale or exchange of the Shares for U.S. federal income tax purposes if either (a) the tendering shareholder tenders, and the Fund repurchases, all of the Shares held by such shareholder and the shareholder thereby reduces its percentage ownership of the Fund to 0% or the shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer or (b) the tender otherwise is treated as being “not essentially equivalent to a dividend” under current U.S. federal income tax law. For these purposes, a shareholder’s ownership of the Fund is determined after applying the ownership attribution rules under Section 318 of the Code. Under Section 318 of the Code, a shareholder may constructively own shares of the Fund actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the shareholder or a related individual or entity has an interest. The rules of constructive ownership are complex and must be applied to a particular shareholder’s situation. A shareholder (other than a tax-exempt shareholder) will recognize gain or loss for U.S. federal income tax purposes on a sale of Shares. Any such gain or loss will equal the difference between the price paid by the Fund for the Shares pursuant to the Offer and the shareholder’s adjusted tax basis in the sold Shares.

If the transaction is treated as a sale or exchange, any gain or loss recognized by a tendering shareholder generally will be capital gain or loss if the Shares sold are held by the shareholder as a capital asset. Such gain or loss will be treated as short-term capital gain or loss if such Shares have been held for one year or less and as long-term capital gain or loss if such Shares have been held for more than one year. Any loss realized by a shareholder on the sale of Shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Shares. It is expected that, if a shareholder is treated as having sold Shares pursuant to the Offer and realizes a gain upon such sale, and if one or more payments are received after the close of the taxable year of the shareholder in which the Repurchase Request Deadline occurs, unless the shareholder elects otherwise, the gain will be accounted for under the installment sale rules for U.S. federal income tax purposes and the shareholder will generally recognize any such gain as and when proceeds are received, likely allocating tax basis according to the presumed percentage of the total payment received in each installment. To the extent that a portion of any such gain is treated as interest, that portion will be taxed to the shareholder as ordinary income.

If the repurchase of Shares pursuant to the repurchase offer is not treated as a sale or exchange for U.S. federal income tax purposes, such shareholder will be deemed to receive a distribution from the Fund under Section 301 of the Code with respect to the Fund shares held (or deemed held under Section 318 of the Code) by the shareholder after the tender (a “Section 301 distribution”). Such distribution, which will equal the price paid by the Fund to such shareholder for the Shares sold, will be taxable as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to such distribution. Any such dividend will constitute an ordinary income dividend, an exempt-interest dividend or a capital gain dividend, as applicable. An ordinary income dividend is generally taxable at ordinary income tax rates, and a dividend properly reported as a capital gain dividend is generally taxable to non-corporate shareholders at preferential long-term capital gain rates. Any remaining balance will be treated as a return of capital to the extent of the shareholder’s tax basis in its Shares (including any shares it is deemed to hold under Section 318 of the Code) and thereafter as capital gain. In the case of a tendering shareholder that is a corporation treated as receiving a Section 301 distribution from the Fund in connection with the transaction, special basis adjustments might also apply with respect to any Fund shares of such shareholder not repurchased in connection with the Offer.

Provided that no tendering shareholder is treated as receiving a Section 301 distribution as a result of the Offer, Fund shareholders whose percentage ownership of the Fund increases as a result of the Offer will not be treated as realizing constructive distributions by virtue of that increase. In the event that a tendering shareholder is deemed to receive a Section 301 distribution as a result of selling its Shares in the Offer, it is possible that shareholders whose percentage ownership of the Fund increases as result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to receive a constructive distribution from the Fund under Section 305(c) of the Code in an amount determined by the increase in their percentage ownership of the Fund as a result of the Offer. Such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to it and treated as described in the immediately preceding paragraph. Such dividend treatment will not apply, however, if the tender is treated as an “isolated redemption” within the meaning of the U.S. Treasury regulations.

Under the “wash sale” rules under the Code, provided the tender of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares sold pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other Shares of the Fund (whether through automatic reinvestment of dividends or otherwise) or other substantially identical stock or securities within 30 days before or after the date the tendered Shares are purchased pursuant to the Offer and, in that event, the basis and holding period of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share. A shareholder’s ability to use capital losses may be limited under the Code.

Net Investment Income Tax. The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange or other taxable disposition of the Shares.

Foreign Shareholders. Subject to the discussions below with respect to backup withholding and FATCA (as defined below), if the sale of a foreign shareholder’s Shares pursuant to the Offer is treated as a sale or exchange of such Shares for U.S. federal income tax purposes, a foreign shareholder generally will not be subject to U.S. federal income tax on gains (and will not be allowed a deduction for losses) realized on such repurchase unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the taxable year of the repurchase and certain other conditions are met. If all or a portion of the proceeds received by a tendering foreign shareholder pursuant to the Offer are treated as a Section 301 distribution with respect to such Shares or if a foreign shareholder is otherwise treated as receiving a constructive distribution that is a dividend by reason of such shareholder’s increase in its percentage ownership of the Fund resulting from other shareholders’ sale of Shares pursuant to the Offer, the portion of the distribution or constructive distribution that constitutes a dividend generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate, if any), unless an exemption is available and the Fund elects to apply such an exemption. Such exemptions are described further in the Fund’s Prospectus.

If any gain or dividend income realized in connection with the tender of Shares by a foreign shareholder is effectively connected with a trade or business carried on in the United States by the foreign shareholder, such gain or dividend will be taxed at the graduated rates applicable to U.S. shareholders. If a foreign shareholder is eligible for the benefits of a tax treaty, any gain or dividend income that is effectively connected with a U.S. trade or business will generally be subject to U.S. federal income tax on a graduated basis only if it is also attributable to a permanent establishment maintained by such foreign shareholder in the United States. In addition, if the foreign shareholder is a non-U.S. corporation, it may be subject to a 30% (or such lower rate as may be applicable under a tax treaty, if any) branch profits tax on such effectively connected income. If any gain or dividend income is realized by a foreign shareholder described in clause (ii) of the preceding paragraph and certain other conditions are met, the foreign shareholder will be subject to U.S. federal income tax at a rate of 30% (or at a reduced rate under an applicable income tax treaty, if any) on such gain, which gain may be offset by certain U.S.-source capital losses (even though the foreign shareholder is not considered a resident of the United States), provided the foreign shareholder has timely filed U.S. federal income tax returns with respect to such losses.

As the Fund may be unable to determine whether a payment made pursuant to the Offer will properly be characterized as an “exchange” or a “dividend” for U.S. tax purposes at the time of such payment, the Fund may withhold up to 30% of payments made to a foreign shareholder or its agents. In that case, such foreign shareholder may be eligible to file for a refund of such tax or a portion of such tax if all or a portion of the tender of Shares pursuant to the Offer is treated as a sale or exchange for U.S. federal income tax purposes or if such foreign shareholder is entitled to a reduced rate of withholding pursuant to a tax treaty and the Fund withheld at a higher rate.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding described below, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, Form W-8BEN-E, W-8IMY or substitute form). Foreign shareholders are urged to consult their tax advisors regarding the application of U.S. federal income tax rules, including withholding, to their tender of Shares.

FATCA. Sections 1471-1474 of the Code, and the Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of ordinary dividends the Fund pays (or is deemed to pay) to that shareholder. The IRS and the Department of the Treasury have issued proposed regulations providing that gross proceeds the Fund pays to a shareholder for a share repurchase treated as a sale or exchange will not be subject to FATCA withholding. If an amount paid (or deemed paid) by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to foreign shareholders. Each foreign shareholder is urged to consult its tax adviser regarding the applicability of FATCA.

Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions and proceeds from a repurchase paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Limitation on Capital Loss Carryforwards. The Fund’s purchase of Shares in the Offer may directly result in, or contribute to a subsequent, limitation on the Fund’s ability to use capital loss carryforwards to offset future gains. Therefore, in certain circumstances, Fund shareholders, including tendering shareholders who remain shareholders following the completion of the Offer, may pay taxes sooner, or pay more taxes, following the completion of the Offer than they would have had it not occurred.

Other Tax Consequences.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Under U.S. Treasury regulations directed at tax shelter activity, if a shareholder recognizes a loss of at least $2 million or more in any single taxable year or $4 million in any combination of taxable years in the case of an individual shareholder or at least $10 million or more in any single taxable year or $20 million in any combination of taxable years in the case of a corporate shareholder (or a greater loss over a combination of years), such shareholder must file a disclosure statement with the IRS on Form 8886. Direct holders of portfolio instruments are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company (“RIC”) are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in Shares.

10. Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the right to require any person who wishes to request that the Fund repurchase their Shares to first provide any documentation that the Fund deems necessary or appropriate as proof of such person’s eligibility for the applicable repurchase offer, and such eligibility will be determined by the Fund in its sole discretion. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, the Transfer Agent or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and the Transfer Agent will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the attached Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit https://wealth.amg.com/literature, call a service representative at the Transfer Agent at (800) 548-4539, or contact your Authorized Intermediary or investment adviser.

Dated: September 1, 2026

AMG Pantheon Credit Solutions Fund

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, September 30, 2026

IMPORTANT: THIS FORM IS ONLY FOR USE BY SHAREHOLDERS WHO HOLD THEIR SHARES DIRECTLY THROUGH BNY MELLON INVESTMENT SERVICING (US) INC., THE FUND’S TRANSFER AGENT. If your account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form. Please contact your financial adviser, broker, dealer or other financial intermediary sufficiently in advance of the Repurchase Request Deadline to submit your repurchase request.

Additional information about the repurchase offer may be found in the accompanying cover letter and Repurchase Offer Terms. For more information about the Fund, please visit https://wealth.amg.com/literature.

PLEASE COMPLETE THE FORM BELOW AND RETURN VIA:

Email: amgtrades@bnymellon.com

Fax: 1-833-778-3740

First Class Mail:	Overnight Mail:
AMG Funds P.O. Box 534426 Pittsburgh, PA 15253-4426	AMG Funds Attn: 534426 AIM 154-0520 1350 Penn Avenue, Suite 102 Pittsburgh, PA 15222

YOU MAY CONTACT THE FUND’S TRANSFER AGENT, BNY MELLON INVESTMENT SERVICING (US) INC., AT (800) 548-4539 WITH ANY QUESTIONS YOU MAY HAVE RELATED TO TENDERING YOUR SHARES.

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date. I understand that this quarterly repurchase offer is currently limited to five percent (5.0%) of the Fund’s outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares as described in the Repurchase Offer Terms.

Shareholder Information:

Name(s) of Registered Shareholder(s)	Account Number	Telephone Number(s)	Email address

Tender Request:

[  ] Full repurchase

[  ] Partial repurchase of ___________ Shares (please only provide a number of Shares, not a dollar amount)

Payment Information:

Payment will be made to the shareholder via check, unless wire instructions are present on their account.

Signature of Shareholder(s)

(if joint account, both must sign)